SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 2, 2001

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-13653 Commission File Number)	31-1544320 (IRS Employer Identification No.)

One East Fourth Street, Cincinnati, Ohio (Address of principal executive offices)	45202 Zip Code

Registrant's telephone number, including area code	(513) 579-2121

(Former name or former address, if changed since last report.)

Item 5.     Other Events.

                  On August 2, 2001, the Company issued the press release attached as Exhibit 99.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                   99       Press Release dated August 2, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2001	AMERICAN FINANCIAL GROUP, INC. By: /s/James C. Kennedy James C. Kennedy Vice President and Deputy General Counsel